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                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2001-2




Section 7.3 Indenture              Distribution Date:                 11/15/2004
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(i)   Amount of the distribution allocable to principal of the Notes
           Class A Principal Payment                                        0.00
           Class B Principal Payment                                        0.00
           Class C Principal Payment                                        0.00
                     Total

      Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
           Class A Principal Payment                                        0.00
           Class B Principal Payment                                        0.00
           Class C Principal Payment                                        0.00
                     Total

(ii)  Amount of the distribution allocable to the interest on the Notes
           Class A Note Interest Requirement                          856,805.56
           Class B Note Interest Requirement                           80,010.29
           Class C Note Interest Requirement                          127,784.10
                     Total                                          1,064,599.95

      Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
           Class A Note Interest Requirement                             1.71361
           Class B Note Interest Requirement                             1.92028
           Class C Note Interest Requirement                             2.38528

(iii) Aggregate Outstanding Principal Balance of the Notes
           Class A Note Principal Balance                            500,000,000
           Class B Note Principal Balance                             41,666,000
           Class C Note Principal Balance                             53,572,000

(iv)  Amount on deposit in Owner Trust Spread Account               5,952,380.00

(v)   Required Owner Trust Spread Account Amount                    5,952,380.00



                                        By:
                                                           ---------------------

                                        Name:              Patricia M. Garvey
                                        Title:             Vice President


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